UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2023

Invitae Corporation
(Exact name of the registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of	(Commission	(I.R.S. employer
incorporation or organization)	File Number)	identification number)
1400 16th Street, San Francisco, California 94103
(Address of principal executive offices, including zip code)
(415) 374-7782
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On September 20, 2023, Invitae Corporation (the "Company") received a notice (the "Notice") from the New York Stock Exchange (the “NYSE”) that it was not in compliance with the continued listing standard set forth in Section 802.01C of the NYSE Listed Company Manual ("Section 802.01C") because the average closing price of the Company’s common stock was less than $1.00 per share over a consecutive 30 trading-day period.
In accordance with Section 802.01C, the Company notified the NYSE of its intent to regain compliance with the minimum share price requirement. The Company may regain compliance at any time during the six-month period following the Company's receipt of the Notice if, on the last trading day of any calendar month during such period, the Company has (i) a closing price of at least $1.00 per share and (ii) an average closing price of at least $1.00 per share over the 30-trading day period ending on the last trading day of such month.
In addition, if necessary, the Company will seek stockholder approval at its 2024 annual meeting of stockholders of actions intended to cure the price deficiency and to be implemented promptly thereafter, in which event the minimum share price condition will be deemed cured under the NYSE's rules if the price of the Company's common stock promptly exceeds $1.00 per share and remains above that level for at least the following 30 trading days. There can be no assurance that the Company will be able to regain compliance with the NYSE’s minimum share price requirement and that the Company’s common stock will remain listed on the NYSE.
The Company's receipt of the Notice has no immediate impact on the listing of the Company’s common stock, subject to the Company’s compliance with the other continued listing requirements of the NYSE. The Notice does not affect ongoing business operations of the Company or its reporting requirements with the Securities and Exchange Commission, nor does it conflict with or cause an event of default or acceleration under any of the Company’s material debt or other agreements.

Item 7.01	Regulation FD Disclosure.
On September 22, 2023, the Company issued a press release regarding receipt of the Notice. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Invitae Corporation dated September 22, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 22, 2023

INVITAE CORPORATION

By:	/s/ Thomas R. Brida
Name:	Thomas R. Brida
Title:	General Counsel